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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OF 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     December 18, 1998
                                                 ------------------------------

                        Central Garden & Pet Company
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           (Exact name of registrant as specified in its charter)



     Delaware                      0-20242                      68-0275553
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(State or other jurisdiction   (Commission File               (IRS Employer
    of incorporation)               Number)                Identification No.)


3697 Mt. Diablo Boulevard, Lafayette, California                   94549
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code         (925) 283-4573
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                                Inapplicable
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        (Former name or former address if changed since last report)



Exhibit Index located on page 3
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Item 5.  Other Events

         On December 18, 1998, Central Garden & Pet Company (the "Company") issued a press release announcing that the Company's Board of Directors has authorized an increase of $30 million in the Company's share repurchase program, bringing the existing program from $25 million to $55 million.

Item 7.  Financial Statement and Exhibits

         (a)  Not applicable

         (b)  Not applicable

         (c)  See attached Exhibit Index.

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                                 EXHIBIT INDEX


Number  Exhibit                                             Page Number
------  -------                                             -----------

99.1    Press Release dated December 18, 1998.                   5

                                       3
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CENTRAL GARDEN & PET COMPANY



                               By:     /s/ Robert B. Jones
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                                    Robert B. Jones, Vice President, Chief
                                    Financial Officer and Secretary


Dated:  December 21, 1998

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